10F-3 Report

Salomon Brothers Capital & Income Fund

11/1/04        through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




            78  Chesapeak Energy Corp
12/1/2004    Deutsche Bank             775,000.00           99.05
0.129%                 2.007%
        11          0.010%                 0.104%
           163  Las Vegas Sands Corp.
12/14/2004    Goldman Sachs               8,300.00              29
0.035%                 0.418%
           225  Fortis Insurance N.V. (Fortis)
1/20/2005    Morgan Stanley              1,000.00            1000
0.129%                 0.904%
           231  Assurant (AIZ)
1/20/2005    Morgan Stanley             22,300.00            30.6
0.082%                 3.316%
           264  Las Vegas Sands Corp (due 2015)
2/3/2005     Goldman Sachs             550,000.00           99.09
0.220%                16.000%
           268  Tribal Gaming (Mohegan) 10 Yr (6 7/8  2/15/2015)
2/3/2005     Bank of America           350,000.00             100
0.233%                13.333%
           287  FTD Group, Inc. (FTD)
2/8/2005     Goldman Sachs               3,500.00              13
0.027%                 0.191%
           300  Huntsman Corporation (HUN)
2/10/2005    CS First Boston             1,300.00              23
0.002%                 0.162%
           308  Wright Express
2/15/2005    JP Morgan                  50,000.00              18
0.125%                 2.978%
           340  Levi (Floating Rate Note)
3/7/2005     Bank of America           150,000.00             100
0.039%                 3.684%
           375  Halliburton
3/17/2005    JP Morgan                  71,500.00            42.5
0.120%                 0.420%
           400  Chesapeake Energy Corp. (Mat=1/15/16)
4/13/2005    Lehman Brothers            75,000.00           99.07
0.013%                 3.333%
           500  Portal Players                  17          0.027%
0.760%
           501  HCA Inc
225,000.00           99.67          0.030%                 2.667%






























10F-3 Report


Sal Bros Capital & Income Fund


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.



Other Participant Accounts        Issue Amount            Total
Received All Funds



            78         -Includes purchases by other affiliated
mutual funds and                   11,265,000.00
600,000,000.00      12,040,000.00
                       discretionary accounts in the amount of:

            81         -Includes purchases by other affiliated
mutual funds and                        9,000.00
9,600,000.00          10,000.00
                       discretionary accounts in the amount of:

           163         -Includes purchases by other affiliated
mutual funds and                       91,200.00
23,810,000.00          99,500.00
                       discretionary accounts in the amount of:


           225         -Includes purchases by other affiliated
mutual funds and                        6,000.00
774,149.00           7,000.00
                       discretionary accounts in the amount of:

           231         -Includes purchases by other affiliated
mutual funds and                      879,700.00
27,200,000.00         902,000.00
                       discretionary accounts in the amount of:

           264         -Includes purchases by other affiliated
mutual funds and                   39,450,000.00
250,000,000.00      40,000,000.00
                       discretionary accounts in the amount of:


           268         -Includes purchases by other affiliated
mutual funds and                   19,650,000.00
150,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:

           287         -Includes purchases by other affiliated
mutual funds and                       21,500.00
13,100,000.00          25,000.00
                       discretionary accounts in the amount of:

           300         -Includes purchases by other affiliated
mutual funds and                       96,200.00
60,200,000.00          97,500.00
                       discretionary accounts in the amount of:


           308         -Includes purchases by other affiliated
mutual funds and                    1,141,300.00
40,000,000.00       1,191,300.00
                       discretionary accounts in the amount of:


           340         -Includes purchases by other affiliated
mutual funds and                   13,850,000.00
380,000,000.00      14,000,000.00
                       discretionary accounts in the amount of:

           375         -Includes purchases by other affiliated
mutual funds and                      178,500.00
59,500,000.00         250,000.00
                       discretionary accounts in the amount of:


           400         -Includes purchases by other affiliated
mutual funds and                   19,925,000.00
600,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:

           500         -Includes purchases by other affiliated
mutual funds and                       45,800.00
6,250,000.00          47,500.00
                       discretionary accounts in the amount of:

           501         -Includes purchases by other affiliated
mutual funds and                   19,775,000.00
750,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:














































10F-3 Report


Sal Bros High Income Fund II


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           264  Las Vegas Sands Corp (due 2015)
2/3/2005     Goldman Sachs           3,800,000.00           99.09
1.520%                16.000%
           268  Tribal Gaming (Mohegan) 10 Yr (6 7/8  2/15/2015)
2/3/2005     Bank of America         2,475,000.00             100
1.650%                13.333%
           339  Host Marriott
3/3/2005     Goldman Sachs           3,400,000.00             100
0.523%                 2.718%
           340  Levi (Floating Rate Note)
3/7/2005     Bank of America         1,150,000.00             100
0.303%                 3.684%
           400  Chesapeake Energy Corp. (Mat=1/15/16)
4/13/2005    Lehman Brothers         6,250,000.00           99.07
1.042%                 3.333%
           501  HCA Inc
2,100,000.00           99.67          0.280%
2.667%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.



Other Participant Accounts        Issue Amount            Total
Received All Funds



           264         -Includes purchases by other affiliated
mutual funds and                   36,200,000.00
250,000,000.00      40,000,000.00
                       discretionary accounts in the amount of:

           268         -Includes purchases by other affiliated
mutual funds and                   17,525,000.00
150,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:

           339         -Includes purchases by other affiliated
mutual funds and                   14,265,000.00
650,000,000.00      17,665,000.00
                       discretionary accounts in the amount of:


           340         -Includes purchases by other affiliated
mutual funds and                   12,850,000.00
380,000,000.00      14,000,000.00
                       discretionary accounts in the amount of:

           400         -Includes purchases by other affiliated
mutual funds and                   13,750,000.00
600,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:

           501         -Includes purchases by other affiliated
mutual funds and                   17,900,000.00
750,000,000.00      20,000,000.00
                       discretionary accounts in the amount of:






















10F-3 Report


Smith Barney Dividend Strategy Fund


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           231  Assurant (AIZ)
1/20/2005    Morgan Stanley            316,710.00            30.6
1.164%                 3.316%
(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.




Other Participant Accounts        Issue Amount            Total
Received All Funds


           231         -Includes purchases by other affiliated
mutual funds and                      585,290.00
27,200,000.00         902,000.00
                       discretionary accounts in the amount of:










































10F-3 Report


Smith Barney Dividend Strategy Portfolio


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           231  Assurant (AIZ)
1/20/2005    Morgan Stanley              8,290.00            30.6
0.030%                 3.316%
(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.




Other Participant Accounts        Issue Amount            Total
Received All Funds


           231         -Includes purchases by other affiliated
mutual funds and                      893,710.00
27,200,000.00         902,000.00
                       discretionary accounts in the amount of:










































10F-3 Report


Smith Barney Growth & Income Portfolio


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           231  Assurant (AIZ)
1/20/2005    Morgan Stanley              6,600.00            30.6
0.024%                 3.316%
           300  Huntsman Corporation (HUN)
2/10/2005    CS First Boston               200.00              23
0.000%                 0.162%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.



Other Participant Accounts        Issue Amount            Total
Received All Funds



           231         -Includes purchases by other affiliated
mutual funds and                      895,400.00
27,200,000.00         902,000.00
                       discretionary accounts in the amount of:

           300         -Includes purchases by other affiliated
mutual funds and                       97,300.00
60,200,000.00          97,500.00
                       discretionary accounts in the amount of:





































10F-3 Report


Smith Barney Growth and Income Fund


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           231  Assurant (AIZ)
1/20/2005    Morgan Stanley            101,300.00            30.6
0.372%                 3.316%
           300  Huntsman Corporation (HUN)
2/10/2005    CS First Boston             3,300.00              23
0.005%                 0.162%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.



Other Participant Accounts        Issue Amount            Total
Received All Funds



           231         -Includes purchases by other affiliated
mutual funds and                      800,700.00
27,200,000.00         902,000.00
                       discretionary accounts in the amount of:

           300         -Includes purchases by other affiliated
mutual funds and                       94,200.00
60,200,000.00          97,500.00
                       discretionary accounts in the amount of:





































10F-3 Report


Smith Barney Premier Selections All Cap Growth Portfolio


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




           312  MEMC Electronic Materials, Inc.
2/16/2005    Lehman Brothers            20,000.00            11.5
0.035%                 0.307%
(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.




Other Participant Accounts        Issue Amount            Total
Received All Funds


           312         -Includes purchases by other affiliated
mutual funds and                      155,000.00
57,000,000.00         175,000.00
                       discretionary accounts in the amount of:










































10F-3 Report


Smith Barney Small Cap Growth Opportunities Fund


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................




            81  Nine Towns
12/2/2004    JP Morgan                     300.00              11
0.003%                 0.104%
           148  Foundation Coal Holdings, Inc
12/8/2004    Morgan Stanley              4,400.00              22
0.019%                 0.458%
           240  GFI Group Inc. (GFIG)
1/25/2005    Merrill Lynch                 500.00              21
0.009%                 0.213%
           287  FTD Group, Inc. (FTD)
2/8/2005     Goldman Sachs                 800.00              13
0.006%                 0.191%
           305  Alpha Natural Resources, Inc
2/14/2005    Morgan Stanley              7,000.00              19
0.024%                 0.461%
           308  Wright Express
2/15/2005    JP Morgan                  13,500.00              18
0.034%                 2.978%
           500  Portal Players                  17          0.018%
0.760%











































10F-3 Report


Smith Barney Small Cap Growth Opportunities Fund


11/1/04           through               4/30/05


        ID         Issuer Name
Trade Date      Selling Dealer    Total Amount     Purchase Price
% Received by Fund    % of Issue (1)


...................................................................
...................................................................
.................

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.



Other Participant Accounts        Issue Amount            Total
Received All Funds



            81         -Includes purchases by other affiliated
mutual funds and                        9,700.00
9,600,000.00          10,000.00
                       discretionary accounts in the amount of:

           148         -Includes purchases by other affiliated
mutual funds and                      103,600.00
23,600,000.00         108,000.00
                       discretionary accounts in the amount of:

           240         -Includes purchases by other affiliated
mutual funds and                       12,000.00
5,860,000.00          12,500.00
                       discretionary accounts in the amount of:


           287         -Includes purchases by other affiliated
mutual funds and                       24,200.00
13,100,000.00          25,000.00
                       discretionary accounts in the amount of:

           305         -Includes purchases by other affiliated
mutual funds and                      129,100.00
29,500,000.00         136,100.00
                       discretionary accounts in the amount of:

           308         -Includes purchases by other affiliated
mutual funds and                    1,177,800.00
40,000,000.00       1,191,300.00
                       discretionary accounts in the amount of:

           500         -Includes purchases by other affiliated
mutual funds and                       46,400.00
6,250,000.00          47,500.00
                       discretionary accounts in the amount of: